EXHIBIT 10.2


                                     FORM OF

                        INCENTIVE STOCK OPTION AGREEMENT

                           INTERNATIONAL ISOTOPES INC.



              Date of Grant:
              Name of Optionee:
              Number of Shares:         _______________ shares of Common Stock
              Price Per Share:          $ ______ per share

         International Isotopes Inc., a Texas corporation (the "Company"), hereby grants to the above-named optionee (the "Optionee") an option (the "Option") to purchase from the Company, for the price per share set forth above, the number of shares of Common Stock (the "Stock"), of the Company set forth above. This Option is granted pursuant to, and is subject to, the provisions of the International Isotopes Inc. 2002 Long-Term Incentive Plan, as amended from time to time. This Option is intended by the parties hereto to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         The terms and conditions of the Option granted hereby are as follows:

         1. The price at which each share of Stock subject to this Option may be purchased shall be the price set forth above, subject to any adjustments that may be made pursuant to Section 10 hereof.

         2. This Option may be exercised only to the extent that such Option is vested, subject to the provisions of Sections 8 and 9 hereof. This Option shall vest upon the Optionee's completion of a continuous period of satisfactory service as an Employee of the Company or one of its subsidiary corporations, in accordance with the following vesting table:

                                VESTING SCHEDULE


         VESTING DATES                           NO. OF SHARES VESTED
         -------------------                     --------------------

         [at time of grant]                      25%
         [after one year]                        50%
         [after two years]                       75%
         [after three years]                     100%

         3. Except as provided in Section 8 hereof, this Option may not be exercised unless the Optionee is in the employ of the Company or one of its subsidiary corporations (within the meaning of Section 424(f) of the Code, and each individually referred to herein as a "Subsidiary") at the time of such exercise. Unless earlier terminated in accordance with its terms, this Option shall terminate in all events on date that is 10 years after date of grant (the "Expiration Date").

         4. The Optionee (or his representative, guardian, devisee, or heir, as applicable) may exercise any portion of this Option that has become exercisable in accordance with the terms hereof as to all or any of the shares of Stock then available for purchase by delivering to the Company written notice specifying:

                (i) the number of whole shares of Stock to be purchased together with payment in full of the aggregate option price of such shares, provided that this Option may not be exercised for less than fifty (50) shares of Stock or the number of shares of Stock remaining subject to this Option, whichever is smaller;

                (ii) the address to which dividends, notices, reports, etc. are to be sent; and

                (iii)  the Optionee's social security number.

Payment shall be in cash, or by certified or cashier's check payable to the order of the Company, free from all collection charges, by delivery of shares of Common Stock already owned by the Optionee and having a fair market value equal to the aggregate Option Price, or by a combination of cash and shares of Common Stock. The Optionee shall not be entitled to any rights and privileges as a shareholder of the Company in respect of any shares of Stock covered by this Option until such shares of Stock shall have been paid for in full and issued to the Optionee.

         5. As soon as practicable after the Company receives payment for shares of Stock covered by this Option, it shall deliver a certificate or certificates representing the shares of Stock so purchased to the Optionee. Such certificate shall be registered in the name of the Optionee. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws at the time of the issuance of the Shares:

         THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR THE ISSUER OF THE SHARES (THE "ISSUER") HAS RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT.

Optionee  agrees  that,  in order to  ensure  compliance  with the  restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

         6.     This  Option  is  personal  to  the   Optionee  and  during  the
Optionee's lifetime may be exercised only by the Optionee or his guardian or representative. This Option shall not be transferable other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

         7. If the Optionee's employment with the Company or any Subsidiary shall terminate by reason of his death or disability, then the Optionee or his personal representative shall have the right to exercise any vested portion of this Option for a period of one (1) year following the date of termination, or if earlier, until the Expiration Date of the Option. If the Optionee's employment with the Company or any Subsidiary shall terminate for any other reason, then the Optionee shall have the right to exercise any vested portion of this Option for a period of ninety (90) days following the date of termination, or if earlier, until the Expiration Date of the Option.

         8. This Option does not confer on the Optionee any right to continue in the employ of the Company or any Subsidiary or interfere in any way with the right of the Company or any Subsidiary to determine the terms of the Optionee's employment.

         9. All interpretations or determinations of the Board of Directors with respect to this Option shall be binding and conclusive upon the Optionee and his legal representatives with respect to any question arising hereunder. Any powers, rights, or responsibilities of the Company's Board of Directors set forth herein may be delegated to and exercised by the Compensation Committee thereof.

         10. In the event of any change in the outstanding shares of stock of the Company by reason of any stock dividend, stock split, spinoff, recapitalization, merger, consolidation, combination, exchange of shares or other similar change, the aggregate number of shares of stock covered by the Option and/the purchase price under the Option, shall be equitably adjusted by the Board in its sole discretion.

         11. If, while the Option is outstanding, there shall occur (a) a merger or consolidation of the Company with or into another corporation in which the Company shall not be the surviving corporation, (b) a dissolution of the Company, or (c) a transfer of all or substantially all of the assets of the Company in one transaction or a series of related transactions to one or more other persons or entities, then, if provision is not otherwise made in writing in connection with such transaction for the substitution of securities of another corporation, and without the necessity of any action by the Board of Directors, the Option shall terminate, but the Optionee shall be entitled, immediately prior to the effective date of such transaction, to purchase the number of shares that are then vested and exercisable. The unexercised portion of the Option shall be terminated as of the effective date of such transaction.

         12. All notices hereunder to the parties to this Incentive Stock Option Agreement shall be delivered or mailed to the following addresses:

              If to the Company:       International Isotopes Inc.
                                       4137 Commerce Circle
                                       Idaho Falls, ID 83401

              If to the Optionee:      ___________________________
                                       ___________________________
                                       ___________________________

Such addresses for the service of notices may be changed at any time provided notice of such change is furnished in advance to the other party.

         13. This Incentive Stock Option Agreement shall be governed by and construed in accordance with the laws of the State of Texas without application of the conflict of laws principles thereof, except to the extent preempted by federal law, which shall govern to such extent.

         IN WITNESS WHEREOF, the undersigned have caused this Incentive Stock Option Agreement to be duly executed as of the date first above written.

                                       INTERNATIONAL ISOTOPES INC.



                                       By: ________________________

                                       Name: ______________________

                                       Title: _____________________



                                       OPTIONEE:



                                       ____________________________